UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2017

SOLENO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1235 Radio Rd #110
Redwood City, CA 94065
(Address of principal executive offices)

(650) 213-8444
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 8, 2017, the stockholders of Capnia, Inc. (the “Company”) approved a reverse stock split of its common stock at a ratio between one-for-two (1:2) and one-for-ten (1:10) with such ratio to be determined by the Company’s Board of Directors, in its sole discretion pursuant to the proxy statement filed with the SEC on March 29, 2017. The reverse stock split ratio of one for five was approved by the Company’s Board of Directors on September 19, 2017.
On October 5, 2017, the Company filed a certificate of amendment (the “Amendment”) to its amended and restated certificate of incorporation in order to effectuate a reverse stock split of the Company’s issued and outstanding common stock on a one for five basis. The reverse stock split will be effective as of 12:01 a.m. Eastern time on October 6, 2017. We will not issue fractional shares in connection with the reverse stock split. Fractional shares will be rounded up to the nearest whole share. The Company’s post-reverse stock split common stock has a new CUSIP number of 834203200.
The above description of the reverse stock split is a summary of the material terms thereof and is qualified in its entirety by reference to the Amendment. A copy of the Amendment effecting the reverse stock split, as filed with the Delaware Secretary of State on October 5, 2017, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
On October 5, 2017, the Company issued a press release announcing the reverse stock split. The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

99.1	Press Release of the Company, dated October 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPNIA, INC.
Date: October 5, 2017
By: /s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

99.1	Press Release of the Company, dated October 5, 2017